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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 10, 2003

                                 SUPERVALU INC.
             (Exact name of registrant as specified in its charter)


         Delaware                     1-5418                  41-0617000
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(State or other jurisdiction       (Commission             (I.R.S. Employer
     of incorporation)             File Number)           Identification No.)


             11840 Valley View Road
             Eden Prairie, Minnesota                            55344
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    (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code (952) 828-4000
                                                           --------------


          (Former name or former address, if changed since last report)



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Item 9.  Regulation FD Disclosure.
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     Reference is made to the Registrant's Press Release, dated April 10, 2003, which is included herewith as Exhibit 99.1. The attached Exhibit is furnished pursuant to Item 12 on Form 8-K.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 10, 2003

                                       SUPERVALU INC.


                                       By: /s/ Pamela K. Knous
                                           -------------------------------------
                                           Pamela K. Knous
                                           Executive Vice President,
                                             Chief Financial Officer
                                           (Authorized Officer of Registrant)


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                                  EXHIBIT INDEX


Exhibit       Description of Exhibit
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  99.1        Press release, dated April 10, 2003



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